Exhibit 99.2

Fourth Quarter 2012

Statistical Supplement

unum GROUP®

Unum Group
Statistical Supplement Fourth Quarter 2012

 TABLE OF CONTENTS

(dollars in millions, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2010
		As Adjusted		As Adjusted
Financial Results

Premium Income	$1,937.2	$1,888.5	$7,716.1	$7,514.2	$7,431.4

Segment Operating Revenue	$2,633.6	$2,597.4	$10,459.2	$10,282.9	$10,168.5
Net Realized Investment Gain (Loss)	24.6	7.4	56.2	(4.9)	24.7

Revenue	$2,658.2	$2,604.8	$10,515.4	$10,278.0	$10,193.2

Net Income (Loss)	$233.9	$(369.0)	$894.4	$284.2	$878.7

Assets			$62,236.1	$59,555.2	$56,602.7

Stockholders' Equity			$8,612.6	$8,169.7	$8,484.9

2012
Effective January 1, 2012, we adopted an accounting standards update regarding the capitalization of costs associated with the acquisition of insurance contracts and applied the amendments retrospectively. Operating income by segment has been adjusted to reflect our retrospective adoption.

We previously allocated the amortization of prior period actuarial gains or losses, the component of the net periodic benefit costs for our pensions and other postretirement benefit plans which we consider to be non-operating, to our Corporate segment. During the first quarter of 2012, we determined that we would modify our segment reporting. Effective January 1, 2012, the amortization of prior period actuarial gains or losses is no longer included in operating income or operating loss by segment. Prior period segment results for our Corporate segment have been adjusted to conform to current year reporting.
2011
Year ended 12/31/2011 results include the following:

•	A deferred acquisition costs impairment charge of $196.0 million before tax and $127.5 million after tax related to our long-term care closed block business.

•	A reserve charge of $573.6 million before tax and $372.8 million after tax related to our long-term care closed block business.

•	A reserve charge of $183.5 million before tax and $119.3 million after tax related to our individual disability closed block business.

•	An income tax benefit of $41.3 million due to a final settlement with the Internal Revenue Service with respect to our appeal of audit adjustments for the tax years 1996 to 2004.

•	An income tax charge of $18.6 million related to the repatriation of £150.0 million of dividends from our U.K. subsidiaries.
2010
Year ended 12/31/2010 results include a tax charge of $10.2 million to reflect the impact of a tax law change.

1

Unum Group Per Common Share Information

	Three Months Ended		Year Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2010
		As Adjusted		As Adjusted
Net Income
Basic	$0.86	$(1.26)	$3.18	$0.94	$2.70
Assuming Dilution	$0.85	$(1.26)	$3.17	$0.94	$2.69

Dividends Paid	$0.130	$0.105	$0.470	$0.395	$0.350

Price (UNM closing price on last trading day of period)			$20.82	$21.07	$24.22

	12/31/2012		12/31/2011		12/31/2010
	(in millions)	per share	(in millions)	per share	(in millions)	per share
			As Adjusted
Book Value
Total Stockholders' Equity, As Reported	$8,612.6	$31.87	$8,169.7	$27.91	$8,484.9	$26.80
Net Unrealized Gain on Securities	873.5	3.23	614.8	2.11	416.1	1.31
Net Gain on Cash Flow Hedges	401.6	1.48	408.7	1.39	361.0	1.14
Subtotal	7,337.5	27.16	7,146.2	24.41	7,707.8	24.35
Foreign Currency Translation Adjustment	(72.6)	(0.26)	(117.6)	(0.41)	(107.1)	(0.34)
Subtotal	7,410.1	27.42	7,263.8	24.82	7,814.9	24.69
Unrecognized Pension and Postretirement Benefit Costs	(574.5)	(2.13)	(444.1)	(1.51)	(318.6)	(1.00)
Total Stockholders' Equity, Excluding AOCI	$7,984.6	$29.55	$7,707.9	$26.33	$8,133.5	$25.69

1. 1

Unum Group Consolidated Statements of Operations

	Three Months Ended		Year Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2010
		As Adjusted		As Adjusted
Revenue
Premium Income	$1,937.2	$1,888.5	$7,716.1	$7,514.2	$7,431.4
Net Investment Income	643.0	634.6	2,515.2	2,519.6	2,495.5
Net Realized Investment Gain (Loss)	24.6	7.4	56.2	(4.9)	24.7
Other Income	53.4	74.3	227.9	249.1	241.6
Total Revenue	2,658.2	2,604.8	10,515.4	10,278.0	10,193.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,689.2	2,381.5	6,722.2	7,209.5	6,354.1
Commissions	226.4	216.5	917.2	879.2	855.4
Interest and Debt Expense - Non-recourse Debt	2.8	2.8	11.5	11.5	12.9
Interest and Debt Expense - All Other Debt	35.3	32.4	133.9	131.8	128.9
Deferral of Acquisition Costs	(119.7)	(107.8)	(467.3)	(442.5)	(422.5)
Amortization of Deferred Acquisition Costs	93.1	91.8	378.7	365.7	373.3
Impairment of Deferred Acquisition Costs	—	196.0	—	196.0	—
Other Expenses	408.4	408.9	1,569.7	1,593.5	1,571.2
Total Benefits and Expenses	2,335.5	3,222.1	9,265.9	9,944.7	8,873.3

Income (Loss) Before Income Tax	322.7	(617.3)	1,249.5	333.3	1,319.9
Income Tax Expense (Benefit)	88.8	(248.3)	355.1	49.1	441.2

Net Income (Loss)	$233.9	$(369.0)	$894.4	$284.2	$878.7

Average Weighted Shares Outstanding
Basic	273,444,807	292,624,885	281,355,942	302,399,783	325,839,020
Dilutive Securities:
Options and Other Nonvested Stock Awards	168,399	—	400,901	1,171,250	1,382,036
Assuming Dilution	273,613,206	292,624,885	281,756,843	303,571,033	327,221,056

Actual Number of Shares Outstanding			270,205,185	292,715,954	316,573,452

2

Unum Group Sales Data by Segment

	Three Months Ended			Year Ended
	12/31/2012	12/31/2011	% Change	12/31/2012	12/31/2011	12/31/2010

Unum US	$281.2	$268.4	4.8%	$760.5	$707.3	$643.4

Unum UK	£13.9	£23.9	(41.8)	£59.5	£62.7	£77.2

Colonial Life	$126.6	$126.4	0.2	$361.9	$365.9	$358.8

3

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	12/31/2012	12/31/2011	% Change	12/31/2012	12/31/2011	12/31/2010
Sales by Product
Group Disability, Group Life, and AD&D
Group Long-term Disability	$86.8	$75.2	15.4%	$182.2	$165.0	$148.2
Group Short-term Disability	46.3	40.8	13.5	97.4	84.9	80.3
Group Life	85.3	88.4	(3.5)	188.0	185.3	166.9
AD&D	9.5	8.7	9.2	19.5	17.6	18.1
Subtotal	227.9	213.1	6.9	487.1	452.8	413.5
Supplemental and Voluntary
Individual Disability - Recently Issued	12.2	15.0	(18.7)	57.0	55.6	42.7
Voluntary Benefits	41.1	40.3	2.0	216.4	198.9	187.2
Subtotal	53.3	55.3	(3.6)	273.4	254.5	229.9
Total Sales	$281.2	$268.4	4.8	$760.5	$707.3	$643.4

Sales by Market Sector
Group Disability, Group Life, and AD&D
Core Market (< 2,000 lives)	$141.1	$144.8	(2.6)	$334.9	$322.1	$294.0
Large Case Market	86.8	68.3	27.1	152.2	130.7	119.5
Subtotal	227.9	213.1	6.9	487.1	452.8	413.5
Supplemental and Voluntary	53.3	55.3	(3.6)	273.4	254.5	229.9
Total Sales	$281.2	$268.4	4.8	$760.5	$707.3	$643.4

3. 1

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Year Ended
(in millions of dollars)	12/31/2012	12/31/2011	% Change	12/31/2012	12/31/2011	12/31/2010
Sales by Product
Group Long-term Disability	$16.1	$17.1	(5.8)%	$51.2	$47.8	$53.1
Group Life	5.3	18.3	(71.0)	38.0	43.8	57.3
Supplemental and Voluntary	0.9	2.2	(59.1)	4.9	8.6	8.8
Total Sales	$22.3	$37.6	(40.7)	$94.1	$100.2	$119.2

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (<500 lives)	$7.9	$12.6	(37.3)	$38.7	$37.5	$51.6
Large Case Market	13.5	22.8	(40.8)	50.5	54.1	58.8
Subtotal	21.4	35.4	(39.5)	89.2	91.6	110.4
Supplemental and Voluntary	0.9	2.2	(59.1)	4.9	8.6	8.8
Total Sales	$22.3	$37.6	(40.7)	$94.1	$100.2	$119.2

(in millions of pounds)
Sales by Product
Group Long-term Disability	£10.1	£10.8	(6.5)	£32.3	£29.8	£34.4
Group Life	3.3	11.7	(71.8)	24.1	27.5	37.1
Supplemental and Voluntary	0.5	1.4	(64.3)	3.1	5.4	5.7
Total Sales	£13.9	£23.9	(41.8)	£59.5	£62.7	£77.2

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (<500 lives)	£5.0	£8.0	(37.5)	£24.4	£23.4	£33.5
Large Case Market	8.4	14.5	(42.1)	32.0	33.9	38.0
Subtotal	13.4	22.5	(40.4)	56.4	57.3	71.5
Supplemental and Voluntary	0.5	1.4	(64.3)	3.1	5.4	5.7
Total Sales	£13.9	£23.9	(41.8)	£59.5	£62.7	£77.2

3. 2

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	12/31/2012	12/31/2011	% Change	12/31/2012	12/31/2011	12/31/2010
Sales by Product
Accident, Sickness, and Disability	$78.2	$81.4	(3.9)%	$233.0	$242.9	$237.4
Life	23.1	22.8	1.3	67.3	65.5	65.7
Cancer and Critical Illness	25.3	22.2	14.0	61.6	57.5	55.7
Total Sales	$126.6	$126.4	0.2	$361.9	$365.9	$358.8

Sales by Market Sector
Commercial
Core Market (<1,000 lives)	$79.7	$80.3	(0.7)	$248.3	$248.0	$237.4
Large Case Market	19.1	20.5	(6.8)	40.9	43.9	47.4
Subtotal	98.8	100.8	(2.0)	289.2	291.9	284.8
Public	27.8	25.6	8.6	72.7	74.0	74.0
Total Sales	$126.6	$126.4	0.2	$361.9	$365.9	$358.8

3. 3

Unum Group Consolidated Balance Sheets

	December 31,
	2012	2011
Assets		As Adjusted
Investments
Fixed Maturity Securities	$44,973.0	$42,486.7
Mortgage Loans	1,712.7	1,612.3
Policy Loans	3,133.8	3,051.4
Other Long-term Investments	625.0	639.2
Short-term Investments	1,460.3	1,423.5
Total Investments	51,904.8	49,213.1

Cash and Bank Deposits	77.3	116.6
Accounts and Premiums Receivable	1,632.6	1,672.2
Reinsurance Recoverable	4,842.6	4,854.6
Accrued Investment Income	694.6	681.8
Deferred Acquisition Costs	1,755.5	1,677.1
Goodwill	201.7	201.2
Property and Equipment	501.6	493.3
Other Assets	625.4	645.3
Total Assets	$62,236.1	$59,555.2

Liabilities
Policy and Contract Benefits	$1,484.6	$1,494.0
Reserves for Future Policy and Contract Benefits	44,694.4	43,051.9
Unearned Premiums	426.7	433.2
Other Policyholders’ Funds	1,644.9	1,625.9
Income Tax Payable	54.2	38.2
Deferred Income Tax	269.4	44.7
Short-term Debt	455.8	312.3
Long-term Debt - Non-recourse	562.5	632.5
Long-term Debt - All Other	2,192.9	1,937.7
Other Liabilities	1,838.1	1,815.1
Total Liabilities	53,623.5	51,385.5

Stockholders’ Equity
Common Stock	36.0	35.9
Additional Paid-in Capital	2,607.7	2,591.1
Accumulated Other Comprehensive Income (Loss)
Net Unrealized Gain on Securities Not Other-Than-Temporarily Impaired	873.5	614.8
Net Gain on Cash Flow Hedges	401.6	408.7
Foreign Currency Translation Adjustment	(72.6)	(117.6)
Unrecognized Pension and Postretirement Benefit Costs	(574.5)	(444.1)
Retained Earnings	7,371.6	6,611.0
Treasury Stock	(2,030.7)	(1,530.1)
Total Stockholders’ Equity	8,612.6	8,169.7
Total Liabilities and Stockholders’ Equity	$62,236.1	$59,555.2

4

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Closed Block	Consolidated
Balances at December 31, 2009, as adjusted	$932.4	$40.8	$593.5	$217.6	$1,784.3
Capitalized	207.8	15.1	196.8	2.8	422.5
Amortized	(192.6)	(13.6)	(150.1)	(17.0)	(373.3)
Adjustment Related to Unrealized Investment Gains/Losses	(3.9)	—	(12.2)	—	(16.1)
Foreign Currency	—	(1.3)	—	—	(1.3)
Balances at December 31, 2010, as adjusted	943.7	41.0	628.0	203.4	1,816.1
Capitalized	220.3	15.4	203.1	3.7	442.5
Amortized	(188.1)	(15.3)	(151.2)	(11.1)	(365.7)
Impairment of Deferred Acquisition Costs	—	—	—	(196.0)	(196.0)
Adjustment Related to Unrealized Investment Gains/Losses	(4.1)	—	(15.5)	—	(19.6)
Foreign Currency	—	(0.2)	—	—	(0.2)
Balances at December 31, 2011, as adjusted	971.8	40.9	664.4	—	1,677.1
Capitalized	249.2	11.8	206.3	—	467.3
Amortized	(196.5)	(15.7)	(166.5)	—	(378.7)
Adjustment Related to Unrealized Investment Gains/Losses	(0.2)	—	(11.8)	—	(12.0)
Foreign Currency	—	1.8	—	—	1.8
Balances at December 31, 2012	$1,024.3	$38.8	$692.4	$—	$1,755.5

4. 1

Unum Group Balance Sheets by Segment - December 31, 2012

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$10,088.7	$2,646.6	$4,202.5	$16,937.8	$3,675.2	$2,521.4	$27,498.4	$1,272.0	$51,904.8
Deferred Acquisition Costs	47.4	40.8	936.1	1,024.3	38.8	692.4	—	—	1,755.5
Goodwill	2.5	—	187.5	190.0	11.7	—	—	—	201.7
All Other	646.3	149.4	443.4	1,239.1	250.1	221.1	5,570.8	1,093.0	8,374.1
Total Assets	$10,784.9	$2,836.8	$5,769.5	$19,391.2	$3,975.8	$3,434.9	$33,069.2	$2,365.0	$62,236.1

Liabilities
Reserves and Policyholder Benefits	$8,847.6	$1,749.1	$3,456.7	$14,053.4	$2,821.9	$1,878.2	$29,497.1	$—	$48,250.6
Debt	63.1	—	—	63.1	—	—	564.3	2,583.8	3,211.2
All Other	362.1	123.2	451.3	936.6	112.7	305.9	124.4	682.1	2,161.7
Total Liabilities	9,272.8	1,872.3	3,908.0	15,053.1	2,934.6	2,184.1	30,185.8	3,265.9	53,623.5

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,513.3	913.9	1,688.0	4,115.2	866.4	1,097.7	2,462.6	(1,204.4)	7,337.5
Net Unrealized Gain/Loss on Securities and Net Gain on Cash Flow Hedges	(1.2)	50.6	173.5	222.9	174.8	153.1	420.8	303.5	1,275.1
Total Allocated Stockholders' Equity	1,512.1	964.5	1,861.5	4,338.1	1,041.2	1,250.8	2,883.4	(900.9)	8,612.6

Total Liabilities and Allocated Stockholders' Equity	$10,784.9	$2,836.8	$5,769.5	$19,391.2	$3,975.8	$3,434.9	$33,069.2	$2,365.0	$62,236.1

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company's target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

4. 2

Unum Group Balance Sheets by Segment - December 31, 2011 - As Adjusted

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$10,017.5	$2,424.6	$3,735.4	$16,177.5	$3,293.6	$2,294.8	$25,615.9	$1,831.3	$49,213.1
Deferred Acquisition Costs	39.4	32.0	900.4	971.8	40.9	664.4	—	—	1,677.1
Goodwill	2.5	—	187.5	190.0	11.2	—	—	—	201.2
All Other	616.1	124.7	503.5	1,244.3	203.8	208.6	5,823.6	983.5	8,463.8
Total Assets	$10,675.5	$2,581.3	$5,326.8	$18,583.6	$3,549.5	$3,167.8	$31,439.5	$2,814.8	$59,555.2

Liabilities
Reserves and Policyholder Benefits	$8,913.9	$1,661.9	$3,270.3	$13,846.1	$2,491.8	$1,768.3	$28,498.8	$—	$46,605.0
Debt	79.0	—	—	79.0	—	—	597.6	2,205.9	2,882.5
All Other	207.1	12.5	341.2	560.8	114.0	248.8	38.8	935.6	1,898.0
Total Liabilities	9,200.0	1,674.4	3,611.5	14,485.9	2,605.8	2,017.1	29,135.2	3,141.5	51,385.5

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,477.7	867.4	1,587.8	3,932.9	756.1	1,030.9	2,006.0	(579.7)	7,146.2
Net Unrealized Gain/Loss on Securities and Net Gain on Cash Flow Hedges	(2.2)	39.5	127.5	164.8	187.6	119.8	298.3	253.0	1,023.5
Total Allocated Stockholders' Equity	1,475.5	906.9	1,715.3	4,097.7	943.7	1,150.7	2,304.3	(326.7)	8,169.7

Total Liabilities and Allocated Stockholders' Equity	$10,675.5	$2,581.3	$5,326.8	$18,583.6	$3,549.5	$3,167.8	$31,439.5	$2,814.8	$59,555.2

4. 3

Unum Group Financial Results by Segment

	Three Months Ended			Year Ended
	12/31/2012	12/31/2011	% Change	12/31/2012	12/31/2011	% Change
		As Adjusted			As Adjusted
Premium Income
Unum US	$1,117.6	$1,083.0	3.2%	$4,456.5	$4,296.0	3.7%
Unum UK	175.5	169.2	3.7	694.6	687.6	1.0
Colonial Life	301.9	289.2	4.4	1,194.5	1,135.3	5.2
Closed Block	342.2	347.1	(1.4)	1,370.5	1,395.3	(1.8)
	1,937.2	1,888.5	2.6	7,716.1	7,514.2	2.7
Net Investment Income
Unum US	240.5	238.8	0.7	952.3	951.4	0.1
Unum UK	50.3	50.6	(0.6)	170.8	189.9	(10.1)
Colonial Life	35.1	32.8	7.0	138.6	132.4	4.7
Closed Block	317.1	300.8	5.4	1,230.5	1,189.7	3.4
Corporate	—	11.6	(100.0)	23.0	56.2	(59.1)
	643.0	634.6	1.3	2,515.2	2,519.6	(0.2)
Other Income
Unum US	31.5	30.7	2.6	124.6	121.6	2.5
Unum UK	—	0.2	(100.0)	0.1	0.3	(66.7)
Colonial Life	0.1	0.1	—	0.3	0.5	(40.0)
Closed Block	21.2	25.5	(16.9)	100.1	106.1	(5.7)
Corporate	0.6	17.8	(96.6)	2.8	20.6	(86.4)
	53.4	74.3	(28.1)	227.9	249.1	(8.5)
Total Operating Revenue
Unum US	1,389.6	1,352.5	2.7	5,533.4	5,369.0	3.1
Unum UK	225.8	220.0	2.6	865.5	877.8	(1.4)
Colonial Life	337.1	322.1	4.7	1,333.4	1,268.2	5.1
Closed Block	680.5	673.4	1.1	2,701.1	2,691.1	0.4
Corporate	0.6	29.4	(98.0)	25.8	76.8	(66.4)
	$2,633.6	$2,597.4	1.4	$10,459.2	$10,282.9	1.7

5

Unum Group Financial Results by Segment

	Three Months Ended			Year Ended
	12/31/2012	12/31/2011	% Change	12/31/2012	12/31/2011	% Change
		As Adjusted			As Adjusted
Benefits and Expenses
Unum US	$1,177.4	$1,145.1	2.8%	$4,686.3	$4,552.1	2.9%
Unum UK	190.8	168.1	13.5	734.2	687.1	6.9
Colonial Life	268.8	257.1	4.6	1,059.1	998.1	6.1
Closed Block	651.7	1,595.7	(59.2)	2,605.6	3,520.3	(26.0)
Corporate	35.2	48.2	(27.0)	134.3	155.2	(13.5)
	2,323.9	3,214.2	(27.7)	9,219.5	9,912.8	(7.0)
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss
Unum US	212.2	207.4	2.3	847.1	816.9	3.7
Unum UK	35.0	51.9	(32.6)	131.3	190.7	(31.1)
Colonial Life	68.3	65.0	5.1	274.3	270.1	1.6
Closed Block	28.8	(922.3)	(103.1)	95.5	(829.2)	(111.5)
Corporate	(34.6)	(18.8)	(84.0)	(108.5)	(78.4)	(38.4)
	309.7	(616.8)	150.2	1,239.7	370.1	235.0
Income Tax Expense (Benefit)	84.7	(248.1)	134.1	352.2	61.6	N.M.

Income (Loss) Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss	225.0	(368.7)	161.0	887.5	308.5	187.7

Net Realized Investment Gain (Loss), Net of Tax	16.4	4.8	241.7	37.1	(3.6)	N.M.

Non-operating Retirement-related Loss, Net of tax	(7.5)	(5.1)	47.1	(30.2)	(20.7)	45.9

Net Income (Loss)	$233.9	$(369.0)	163.4	$894.4	$284.2	214.7

5. 1

Unum Group Quarterly Historical Financial Results by Segment

	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10
					As Adjusted
Premium Income
Unum US	$1,117.6	$1,111.9	$1,115.0	$1,112.0	$1,083.0	$1,074.4	$1,069.8	$1,068.8	$1,060.3
Unum UK	175.5	175.2	173.2	170.7	169.2	175.5	175.8	167.1	170.5
Colonial Life	301.9	299.4	296.9	296.3	289.2	283.7	282.0	280.4	273.6
Closed Block	342.2	342.9	342.5	342.9	347.1	347.6	347.4	353.2	363.8
	1,937.2	1,929.4	1,927.6	1,921.9	1,888.5	1,881.2	1,875.0	1,869.5	1,868.2
Net Investment Income
Unum US	240.5	236.3	236.9	238.6	238.8	240.0	238.9	233.7	242.3
Unum UK	50.3	34.8	49.2	36.5	50.6	43.3	51.1	44.9	48.6
Colonial Life	35.1	33.9	34.0	35.6	32.8	32.5	35.8	31.3	31.4
Closed Block	317.1	307.3	304.5	301.6	300.8	300.1	294.5	294.3	291.8
Corporate	—	6.9	8.9	7.2	11.6	13.3	16.8	14.5	20.2
	643.0	619.2	633.5	619.5	634.6	629.2	637.1	618.7	634.3
Other Income
Unum US	31.5	31.3	30.7	31.1	30.7	30.4	29.5	31.0	32.6
Unum UK	—	—	—	0.1	0.2	—	—	0.1	0.1
Colonial Life	0.1	—	0.1	0.1	0.1	0.1	0.2	0.1	0.2
Closed Block	21.2	26.4	26.6	25.9	25.5	26.4	26.7	27.5	28.6
Corporate	0.6	0.4	1.5	0.3	17.8	2.2	(0.4)	1.0	1.6
	53.4	58.1	58.9	57.5	74.3	59.1	56.0	59.7	63.1
Total Operating Revenue
Unum US	1,389.6	1,379.5	1,382.6	1,381.7	1,352.5	1,344.8	1,338.2	1,333.5	1,335.2
Unum UK	225.8	210.0	222.4	207.3	220.0	218.8	226.9	212.1	219.2
Colonial Life	337.1	333.3	331.0	332.0	322.1	316.3	318.0	311.8	305.2
Closed Block	680.5	676.6	673.6	670.4	673.4	674.1	668.6	675.0	684.2
Corporate	0.6	7.3	10.4	7.5	29.4	15.5	16.4	15.5	21.8
	$2,633.6	$2,606.7	$2,620.0	$2,598.9	$2,597.4	$2,569.5	$2,568.1	$2,547.9	$2,565.6

6

Unum Group Quarterly Historical Financial Results by Segment

	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10
					As Adjusted
Benefits and Expenses
Unum US	$1,177.4	$1,163.2	$1,169.9	$1,175.8	$1,145.1	$1,135.6	$1,132.6	$1,138.8	$1,140.5
Unum UK	190.8	182.5	192.4	168.5	168.1	184.1	171.7	163.2	171.4
Colonial Life	268.8	264.6	263.4	262.3	257.1	249.6	246.1	245.3	247.8
Closed Block	651.7	651.0	647.9	655.0	1,595.7	643.3	638.2	643.1	655.0
Corporate	35.2	34.7	36.3	28.1	48.2	36.3	33.4	37.3	37.6
	2,323.9	2,296.0	2,309.9	2,289.7	3,214.2	2,248.9	2,222.0	2,227.7	2,252.3
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss
Unum US	212.2	216.3	212.7	205.9	207.4	209.2	205.6	194.7	194.7
Unum UK	35.0	27.5	30.0	38.8	51.9	34.7	55.2	48.9	47.8
Colonial Life	68.3	68.7	67.6	69.7	65.0	66.7	71.9	66.5	57.4
Closed Block	28.8	25.6	25.7	15.4	(922.3)	30.8	30.4	31.9	29.2
Corporate	(34.6)	(27.4)	(25.9)	(20.6)	(18.8)	(20.8)	(17.0)	(21.8)	(15.8)
	309.7	310.7	310.1	309.2	(616.8)	320.6	346.1	320.2	313.3
Income Tax Expense (Benefit)	84.7	86.7	84.8	96.0	(248.1)	97.5	111.1	101.1	101.3

Income (Loss) Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss	225.0	224.0	225.3	213.2	(368.7)	223.1	235.0	219.1	212.0

Net Realized Investment Gain (Loss), Net of Tax	16.4	13.8	(1.4)	8.3	4.8	(15.9)	(2.2)	9.7	17.2

Non-operating Retirement-related Loss, Net of tax	(7.5)	(7.6)	(7.5)	(7.6)	(5.1)	(5.2)	(5.2)	(5.2)	(5.3)

Net Income (Loss)	$233.9	$230.2	$216.4	$213.9	$(369.0)	$202.0	$227.6	$223.6	$223.9

Net Income (Loss) Per Common Share - Assuming Dilution	$0.85	$0.83	$0.76	$0.73	$(1.26)	$0.68	$0.74	$0.71	$0.70

6. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2010
		As Adjusted		As Adjusted
Operating Revenue
Premium Income	$1,117.6	$1,083.0	$4,456.5	$4,296.0	$4,255.4
Net Investment Income	240.5	238.8	952.3	951.4	941.5
Other Income	31.5	30.7	124.6	121.6	122.8
Total	1,389.6	1,352.5	5,533.4	5,369.0	5,319.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	816.3	787.7	3,238.6	3,113.5	3,124.4
Commissions	124.1	113.3	507.5	474.0	460.6
Interest and Debt Expense	0.3	0.2	1.1	1.0	1.2
Deferral of Acquisition Costs	(66.4)	(52.1)	(249.2)	(220.3)	(207.8)
Amortization of Deferred Acquisition Costs	47.4	47.5	196.5	188.1	192.6
Other Expenses	255.7	248.5	991.8	995.8	979.7
Total	1,177.4	1,145.1	4,686.3	4,552.1	4,550.7

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$212.2	$207.4	$847.1	$816.9	$769.0

Operating Ratios (% of Premium Income):
Benefit Ratio	73.0%	72.7%	72.7%	72.5%	73.4%
Other Expense Ratio	22.9%	22.9%	22.3%	23.2%	23.0%
Before-tax Operating Income Ratio	19.0%	19.2%	19.0%	19.0%	18.1%

7

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2010
		As Adjusted		As Adjusted
Operating Revenue
Premium Income
Group Long-term Disability	$393.1	$394.9	$1,578.8	$1,580.2	$1,639.4
Group Short-term Disability	120.7	116.2	476.7	455.2	430.9
Total Premium Income	513.8	511.1	2,055.5	2,035.4	2,070.3
Net Investment Income	144.6	150.8	576.9	605.0	614.6
Other Income	23.7	22.3	93.7	89.4	86.7
Total	682.1	684.2	2,726.1	2,729.8	2,771.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	434.0	432.7	1,741.6	1,722.1	1,747.8
Commissions	39.2	39.3	159.3	159.5	159.7
Interest and Debt Expense	0.3	0.2	1.1	1.0	1.2
Deferral of Acquisition Costs	(8.8)	(5.9)	(26.3)	(21.9)	(18.2)
Amortization of Deferred Acquisition Costs	5.0	4.9	18.3	19.8	20.5
Other Expenses	138.9	135.9	539.0	547.0	543.7
Total	608.6	607.1	2,433.0	2,427.5	2,454.7

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$73.5	$77.1	$293.1	$302.3	$316.9

Operating Ratios (% of Premium Income):
Benefit Ratio	84.5%	84.7%	84.7%	84.6%	84.4%
Other Expense Ratio	27.0%	26.6%	26.2%	26.9%	26.3%
Before-tax Operating Income Ratio	14.3%	15.1%	14.3%	14.9%	15.3%

Premium Persistency:
Group Long-term Disability			90.7%	90.2%	89.4%
Group Short-term Disability			88.0%	89.9%	88.6%

Case Persistency:
Group Long-term Disability			88.8%	89.0%	88.4%
Group Short-term Disability			88.2%	88.0%	87.3%

7. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2010
		As Adjusted		As Adjusted
Operating Revenue
Premium Income
Group Life	$297.0	$281.4	$1,182.1	$1,106.7	$1,090.3
Accidental Death & Dismemberment	29.1	27.6	115.3	109.2	106.1
Total Premium Income	326.1	309.0	1,297.4	1,215.9	1,196.4
Net Investment Income	37.9	33.9	146.9	135.5	129.6
Other Income	0.4	0.5	1.9	2.2	2.4
Total	364.4	343.4	1,446.2	1,353.6	1,328.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	236.5	218.5	936.4	854.6	839.9
Commissions	26.4	24.4	104.6	95.5	89.3
Deferral of Acquisition Costs	(7.4)	(4.8)	(22.4)	(18.5)	(15.4)
Amortization of Deferred Acquisition Costs	3.6	3.6	13.6	14.2	14.1
Other Expenses	50.2	49.1	193.1	199.3	196.5
Total	309.3	290.8	1,225.3	1,145.1	1,124.4

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$55.1	$52.6	$220.9	$208.5	$204.0

Operating Ratios (% of Premium Income):
Benefit Ratio	72.5%	70.7%	72.2%	70.3%	70.2%
Other Expense Ratio	15.4%	15.9%	14.9%	16.4%	16.4%
Before-tax Operating Income Ratio	16.9%	17.0%	17.0%	17.1%	17.1%

Premium Persistency:
Group Life			90.6%	88.0%	91.5%
Accidental Death & Dismemberment			90.0%	88.2%	90.7%

Case Persistency:
Group Life			88.3%	88.6%	88.3%
Accidental Death & Dismemberment			88.3%	88.6%	88.4%

7. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2010
		As Adjusted		As Adjusted
Operating Revenue
Premium Income
Individual Disability - Recently Issued	$120.6	$116.4	$477.6	$464.7	$457.9
Voluntary Benefits	157.1	146.5	626.0	580.0	530.8
Total Premium Income	277.7	262.9	1,103.6	1,044.7	988.7
Net Investment Income	58.0	54.1	228.5	210.9	197.3
Other Income	7.4	7.9	29.0	30.0	33.7
Total	343.1	324.9	1,361.1	1,285.6	1,219.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	145.8	136.5	560.6	536.8	536.7
Commissions	58.5	49.6	243.6	219.0	211.6
Deferral of Acquisition Costs	(50.2)	(41.4)	(200.5)	(179.9)	(174.2)
Amortization of Deferred Acquisition Costs	38.8	39.0	164.6	154.1	158.0
Other Expenses	66.6	63.5	259.7	249.5	239.5
Total	259.5	247.2	1,028.0	979.5	971.6

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$83.6	$77.7	$333.1	$306.1	$248.1

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability - Recently Issued	53.2%	52.4%	52.4%	52.2%	53.3%
Voluntary Benefits	52.0%	51.5%	49.5%	50.7%	55.1%
Other Expense Ratio	24.0%	24.2%	23.5%	23.9%	24.2%
Before-tax Operating Income Ratio	30.1%	29.6%	30.2%	29.3%	25.1%

Interest Adjusted Loss Ratio:
Individual Disability - Recently Issued	32.0%	30.8%	31.2%	30.8%	32.5%

Premium Persistency:
Individual Disability - Recently Issued			91.4%	89.3%	90.7%
Voluntary Benefits			78.9%	80.5%	80.1%

7. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Year Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2010
		As Adjusted		As Adjusted
Operating Revenue
Premium Income
Group Long-term Disability	$103.2	$101.3	$409.7	$419.6	$421.2
Group Life	56.7	52.0	221.3	203.6	171.6
Supplemental and Voluntary	15.6	15.9	63.6	64.4	57.8
Total Premium Income	175.5	169.2	694.6	687.6	650.6
Net Investment Income	50.3	50.6	170.8	189.9	170.5
Other Income	—	0.2	0.1	0.3	1.2
Total	225.8	220.0	865.5	877.8	822.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	133.7	117.0	541.4	493.8	435.8
Commissions	10.9	12.4	42.6	45.7	44.1
Deferral of Acquisition Costs	(1.9)	(4.2)	(11.8)	(15.4)	(15.1)
Amortization of Deferred Acquisition Costs	3.9	3.8	15.7	15.3	13.6
Other Expenses	44.2	39.1	146.3	147.7	134.9
Total	190.8	168.1	734.2	687.1	613.3

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$35.0	$51.9	$131.3	$190.7	$209.0

Operating Ratios (% of Premium Income):
Benefit Ratio	76.2%	69.1%	77.9%	71.8%	67.0%
Other Expense Ratio	25.2%	23.1%	21.1%	21.5%	20.7%
Before-tax Operating Income Ratio	19.9%	30.7%	18.9%	27.7%	32.1%

Premium Persistency:
Group Long-term Disability			84.0%	86.6%	91.3%
Group Life			82.5%	89.3%	92.7%
Supplemental and Voluntary			84.6%	87.3%	88.9%

8

Unum Group Financial Results for Unum UK Segment - Continued

(in millions of pounds, except exchange rate)	Three Months Ended		Year Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2010
		As Adjusted		As Adjusted
Operating Revenue
Premium Income
Group Long-term Disability	£64.3	£64.5	£258.4	£261.6	£272.3
Group Life	35.3	33.1	139.6	127.0	110.9
Supplemental and Voluntary	9.7	10.0	40.1	40.1	37.4
Total Premium Income	109.3	107.6	438.1	428.7	420.6
Net Investment Income	31.3	32.2	107.7	118.4	110.2
Other Income	—	—	—	0.1	0.9
Total	140.6	139.8	545.8	547.2	531.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	83.3	74.4	341.4	307.7	281.4
Commissions	6.8	7.9	26.9	28.5	28.5
Deferral of Acquisition Costs	(1.2)	(2.6)	(7.5)	(9.5)	(9.6)
Amortization of Deferred Acquisition Costs	2.4	2.3	9.9	9.4	8.6
Other Expenses	27.5	24.7	92.2	92.1	87.4
Total	118.8	106.7	462.9	428.2	396.3

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	£21.8	£33.1	£82.9	£119.0	£135.4

Weighted Average Pound/Dollar Exchange Rate	1.606	1.570	1.584	1.603	1.543

8. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2010
		As Adjusted		As Adjusted
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$182.7	$175.6	$724.5	$695.3	$661.0
Life	53.4	50.7	209.7	190.7	176.5
Cancer and Critical Illness	65.8	62.9	260.3	249.3	238.2
Total Premium Income	301.9	289.2	1,194.5	1,135.3	1,075.7
Net Investment Income	35.1	32.8	138.6	132.4	122.5
Other Income	0.1	0.1	0.3	0.5	0.7
Total	337.1	322.1	1,333.4	1,268.2	1,198.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	158.6	151.9	627.3	589.4	534.7
Commissions	63.3	62.4	254.5	245.9	232.6
Deferral of Acquisition Costs	(51.4)	(50.4)	(206.3)	(203.1)	(196.8)
Amortization of Deferred Acquisition Costs	41.8	39.7	166.5	151.2	150.1
Other Expenses	56.5	53.5	217.1	214.7	208.6
Total	268.8	257.1	1,059.1	998.1	929.2

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$68.3	$65.0	$274.3	$270.1	$269.7

Operating Ratios (% of Premium Income):
Benefit Ratio	52.5%	52.5%	52.5%	51.9%	49.7%
Other Expense Ratio	18.7%	18.5%	18.2%	18.9%	19.4%
Before-tax Operating Income Ratio	22.6%	22.5%	23.0%	23.8%	25.1%

Persistency:
Accident, Sickness, and Disability			75.7%	73.8%	75.9%
Life			85.7%	85.0%	86.0%
Cancer and Critical Illness			84.5%	84.0%	84.9%

9

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2010
		As Adjusted		As Adjusted
Operating Revenue
Premium Income
Individual Disability	$181.5	$192.0	$736.4	$787.0	$847.0
Long-term Care	160.4	154.6	631.9	608.1	599.2
All Other	0.3	0.5	2.2	0.2	3.5
Total Premium Income	342.2	347.1	1,370.5	1,395.3	1,449.7
Net Investment Income	317.1	300.8	1,230.5	1,189.7	1,166.4
Other Income	21.2	25.5	100.1	106.1	113.6
Total	680.5	673.4	2,701.1	2,691.1	2,729.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	580.6	1,324.9	2,314.9	3,012.8	2,259.2
Commissions	28.1	28.4	112.6	113.6	118.1
Interest and Debt Expense	2.5	2.6	10.4	10.5	11.7
Deferral of Acquisition Costs	—	(1.1)	—	(3.7)	(2.8)
Amortization of Deferred Acquisition Costs	—	0.8	—	11.1	17.0
Impairment of Long-term Care Deferred Acquisition Costs	—	196.0	—	196.0	—
Other Expenses	40.5	44.1	167.7	180.0	207.9
Total	651.7	1,595.7	2,605.6	3,520.3	2,611.1

Operating Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses, as reported	$28.8	$(922.3)	$95.5	$(829.2)	$118.6

Interest Adjusted Loss Ratios, as reported:
Individual Disability	83.7%	180.4%	83.0%	108.0%	85.0%
Long-term Care	89.9%	457.5%	90.1%	179.3%	80.8%

Operating Ratios (% of Premium Income):
Other Expense Ratio	11.8%	12.7%	12.2%	12.9%	14.3%
Before-tax Operating Income (Loss) Ratio, as reported	8.4%	(265.7)%	7.0%	(59.4)%	8.2%

Premium Persistency:
Individual Disability			92.5%	92.9%	93.0%
Long-term Care			95.8%	96.0%	95.8%

10

Unum Group Financial Results for Closed Block Segment - Continued

	Three Months Ended		Year Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2010
		As Adjusted		As Adjusted
Operating Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses, as reported	$28.8	$(922.3)	$95.5	$(829.2)	$118.6
Individual Disability Reserve Charge	—	183.5	—	183.5	—
Long-term Care Reserve Charge	—	573.6	—	573.6	—
Impairment of Long-term Care Deferred Acquisition Costs	—	196.0	—	196.0	—

Operating Income Before Income Tax and Net Realized Investment Gains and Losses, as adjusted	$28.8	$30.8	$95.5	$123.9	$118.6

Interest Adjusted Loss Ratios, as adjusted:
Individual Disability	83.7%	84.8%	83.0%	84.7%	85.0%
Long-term Care	89.9%	86.4%	90.1%	84.9%	80.8%

Operating Ratios (% of Premium Income):
Other Expense Ratio	11.8%	12.7%	12.2%	12.9%	14.3%
Before-tax Operating Income Ratio, as adjusted	8.4%	8.9%	7.0%	8.9%	8.2%

10.1

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011	12/31/2010
		As Adjusted		As Adjusted
Operating Revenue
Net Investment Income	$—	$11.6	$23.0	$56.2	$94.6
Other Income	0.6	17.8	2.8	20.6	3.3
Total	0.6	29.4	25.8	76.8	97.9

Expenses
Interest and Debt Expense	35.3	32.4	133.9	131.8	128.9
Other Expenses	(0.1)	15.8	0.4	23.4	7.9
Total	35.2	48.2	134.3	155.2	136.8

Operating Loss Before Non-operating Retirement-related Loss, Income Tax, and Net Realized Investment Gains and Losses	$(34.6)	$(18.8)	$(108.5)	$(78.4)	$(38.9)

11

Unum Group Reserves

	December 31, 2012
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$7,000.8	$596.0	30.9%	$7,596.8	$61.3	$7,535.5
Group Life and Accidental Death & Dismemberment	73.8	0.5	790.1	168.1	3.9	1,032.0	1.0	1,031.0
Individual Disability - Recently Issued	557.8	3.6	1,093.2	126.0	5.0	1,777.0	91.2	1,685.8
Voluntary Benefits	1,224.3	8.0	42.4	49.4	0.4	1,316.1	28.6	1,287.5
Unum US Segment	1,855.9	12.1	8,926.5	939.5	40.2	11,721.9	182.1	11,539.8

Unum UK Segment	25.6	0.2	2,251.7	142.2	9.7	2,419.5	108.3	2,311.2

Colonial Life Segment	1,490.3	9.7	251.4	99.4	1.4	1,841.1	9.4	1,831.7

Individual Disability	985.7	6.4	10,406.2	297.3	43.6	11,689.2	1,492.7	10,196.5
Long-term Care	5,272.5	34.4	747.0	81.3	3.4	6,100.8	47.0	6,053.8
Other	5,704.5	37.2	258.8	165.7	1.7	6,129.0	4,829.9	1,299.1
Closed Block Segment	11,962.7	78.0	11,412.0	544.3	48.7	23,919.0	6,369.6	17,549.4

Subtotal, Excluding Unrealized Adjustment	$15,334.5	100.0%	$22,841.6	$1,725.4	100.0%	39,901.5	6,669.4	33,232.1

Unrealized Adjustment to Reserves for Unrealized Gain on Securities						6,277.5	351.5	5,926.0

Consolidated						$46,179.0	$7,020.9	$39,158.1

12

Unum Group Reserves

	December 31, 2011
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$7,230.0	$595.7	31.8%	$7,825.7	$63.8	$7,761.9
Group Life and Accidental Death & Dismemberment	74.3	0.5	780.5	146.2	3.8	1,001.0	1.0	1,000.0
Individual Disability - Recently Issued	546.7	3.7	1,063.9	104.5	4.8	1,715.1	91.0	1,624.1
Voluntary Benefits	1,138.6	7.7	42.1	45.8	0.3	1,226.5	26.5	1,200.0
Unum US Segment	1,759.6	11.9	9,116.5	892.2	40.7	11,768.3	182.3	11,586.0

Unum UK Segment	26.2	0.2	2,118.7	121.4	9.1	2,266.3	108.1	2,158.2

Colonial Life Segment	1,399.5	9.5	243.2	90.1	1.4	1,732.8	12.2	1,720.6

Individual Disability	1,112.3	7.6	10,494.0	299.1	43.9	11,905.4	1,477.2	10,428.2
Long-term Care	4,728.3	32.1	667.8	50.3	2.9	5,446.4	48.2	5,398.2
Other	5,687.9	38.7	306.5	186.7	2.0	6,181.1	4,824.6	1,356.5
Closed Block Segment	11,528.5	78.4	11,468.3	536.1	48.8	23,532.9	6,350.0	17,182.9

Subtotal, Excluding Unrealized Adjustment	$14,713.8	100.0%	$22,946.7	$1,639.8	100.0%	39,300.3	6,652.6	32,647.7

Unrealized Adjustment to Reserves for Unrealized Gain on Securities						5,245.6	293.2	4,952.4

Consolidated						$44,545.9	$6,945.8	$37,600.1

12. 1

Unum Group Investment Fact Sheet at December 31, 2012

	12/31/2012			12/31/2012	9/30/2012
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$29,702.2	66.0%	Duration Weighted Book Yield	6.47%	6.54%
Asset-Backed Securities (1)	43.0	0.1	Average Duration (in years)	7.87	7.90
Residential Mortgage-Backed Securities (2)	2,041.4	4.5		.
Commercial Mortgage-Backed Securities	132.1	0.3
Private Placements	5,265.0	11.7
High Yield	3,087.4	6.9
Government Securities	2,855.8	6.4
Municipal Securities	1,806.8	4.0
Redeemable Preferred Stocks (3)	39.3	0.1
Total	$44,973.0	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	10.5%	10.5%	Total Non-Current Investments	$63.3	$59.0
Aa	8.2	8.6	Total Schedule BA Assets	$455.1	$460.3
A	29.9	31.0
Baa	43.5	42.9
Below Baa	7.9	7.0
Total	100.0%	100.0%

(1) Includes $0.5 million of high yield asset-backed securities.
(2) Includes $55.1 million of high yield mortgage-backed securities.
(3) Includes $16.3 million of high yield taxable municipal securities.

13

Unum Group Investment Fact Sheet at December 31, 2012

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,593.2	$311.5	$165.9	$10.2	$2,427.3	$321.7
Capital Goods	3,898.3	556.4	173.6	6.0	3,724.7	562.4
Communications	3,112.2	555.9	108.5	3.3	3,003.7	559.2
Consumer Cyclical	1,228.2	179.9	85.8	0.7	1,142.4	180.6
Consumer Non-Cyclical	6,035.6	1,027.5	65.8	2.0	5,969.8	1,029.5
Energy (Oil & Gas)	3,949.9	763.5	45.2	1.3	3,904.7	764.8
Financial Institutions	3,611.5	404.9	121.8	7.6	3,489.7	412.5
Mortgage/Asset-Backed	2,216.5	288.6	8.2	0.5	2,208.3	289.1
Sovereigns	1,507.0	226.6	—	—	1,507.0	226.6
Technology	1,047.1	147.1	71.5	0.4	975.6	147.5
Transportation	1,434.4	267.1	—	—	1,434.4	267.1
U.S. Government Agencies and Municipalities	3,155.6	636.3	79.4	8.9	3,076.2	645.2
Public Utilities	11,144.2	1,849.9	257.9	15.1	10,886.3	1,865.0
Redeemable Preferred Stocks	39.3	6.3	—	—	39.3	6.3
Total	$44,973.0	$7,221.5	$1,183.6	$56.0	$43,789.4	$7,277.5

Fixed Maturity Securities - Financial Institutions Classification - Unrealized Gain (Loss)
Associations	$13.9	$1.9	$—	$—	$13.9	$1.9
Banking	2,157.6	207.7	121.8	7.6	2,035.8	215.3
Finance Captive	251.8	26.3	—	—	251.8	26.3
Insurance	798.6	121.3	—	—	798.6	121.3
Other Financial Institutions	46.2	4.5	—	—	46.2	4.5
Real Estate Management Services	343.4	43.2	—	—	343.4	43.2
Total	$3,611.5	$404.9	$121.8	$7.6	$3,489.7	$412.5

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$367.3	$3.9		$53.4	$0.3
91 through 180 days	17.4	0.4		32.5	1.4
181 through 270 days	36.0	0.4		34.3	2.6
271 days to 1 year	12.7	0.3		33.2	2.5
Greater than 1 year	299.3	18.4		297.5	25.8
Total	$732.7	$23.4		$450.9	$32.6

13. 1

Unum Group Investment Fact Sheet at December 31, 2012

Asset and Mortgage-Backed Securities Portfolio
	Amortized Cost	Fair Value		% of Total Fixed Maturity Securities	Average Rating
Asset-Backed Securities
Credit Cards	$42.0	$42.5	1.9%	0.1%	Aaa
Home Equity	0.9	0.5	—	—	Caa2
Total	42.9	43.0	1.9	0.1	Aaa

Residential Mortgage-Backed Securities
Agency CMOs	1,629.1	1,888.7	85.2	4.2	Aaa
Agency Pass-throughs	89.3	97.6	4.4	0.2	Aaa
Non-agency CMOs - Prime	53.4	55.1	2.5	0.1	Ba3
Total	1,771.8	2,041.4	92.1	4.5	Aaa

Commercial Mortgage-Backed Securities
Agency CMBS	113.2	132.1	6.0	0.3	A3

Total	$1,927.9	$2,216.5	100.0%	4.9%	Aa1

13. 2

Unum Group Statutory Capital and Surplus

	As of December 31, 2012			As of December 31, 2011
	Capital and Surplus	AVR	Capital and Surplus + AVR	Capital and Surplus + AVR
Traditional U.S. Life Insurance Companies

Provident Life and Accident	$642.8	$83.4	$726.2	$734.0

Unum Life of America	1,573.5	190.7	1,764.2	1,748.3

Paul Revere Life (1)	368.3	37.7	406.0	448.2

Colonial Life & Accident	534.9	31.1	566.0	559.1

Provident Life and Casualty	145.9	8.9	154.8	150.2

First Unum Life	251.8	16.0	267.8	280.4

Paul Revere Variable (1)	38.5	0.6	39.1	37.5

(1) Capital and Surplus of Paul Revere Variable is included in Paul Revere Life

Special Purpose Reinsurance Vehicles

Tailwind Reinsurance Company	$58.3	$0.1	$58.4	$67.4

Northwind Reinsurance Company	1,130.2	4.2	1,134.4	1,162.9

UnumProvident International Ltd.	576.8	—	576.8	555.0
Amounts shown are preliminary estimates and may change prior to the regulatory filing of each subsidiary's financial information.

14

Unum Group Statutory Operating Results

	Twelve Months Ended December 31
	Net Gain (Loss) from Operations After Tax		Net Realized Investment Gains (Losses) After Tax and Transfer to IMR		Net Income (Loss)
Traditional U.S. Life Insurance Companies	2012	2011	2012	2011	2012	2011
Provident Life and Accident	$168.5	$172.4	$0.4	$(2.0)	$168.9	$170.4
Unum Life of America	225.2	227.7	(22.4)	(28.7)	202.8	199.0
Paul Revere Life	84.2	80.6	(2.5)	9.2	81.7	89.8
Colonial Life & Accident	139.8	136.6	(0.1)	(0.6)	139.7	136.0
Provident Life and Casualty	17.9	14.5	(0.1)	—	17.8	14.5
First Unum Life	11.9	29.7	(0.6)	1.0	11.3	30.7
Paul Revere Variable	2.3	2.5	—	—	2.3	2.5
Total, as reported	649.8	664.0	(25.3)	(21.1)	624.5	642.9
Intercompany Dividends	(24.0)	(19.7)	—	—	(24.0)	(19.7)
Total, as adjusted	$625.8	$644.3	$(25.3)	$(21.1)	$600.5	$623.2

Special Purpose Reinsurance Vehicles
Tailwind Reinsurance Company	$8.4	$5.4	$—	$—	$8.4	$5.4
Northwind Reinsurance Company	60.9	75.0	0.4	(0.4)	61.3	74.6
UnumProvident International Ltd.	(31.9)	(25.0)	3.0	9.6	(28.9)	(15.4)
Total	$37.4	$55.4	$3.4	$9.2	$40.8	$64.6

	Three Months Ended December 31
	Net Gain (Loss) from Operations After Tax		Net Realized Investment Gains (Losses) After Tax and Transfer to IMR		Net Income (Loss)
Traditional U.S. Life Insurance Companies	2012	2011	2012	2011	2012	2011
Provident Life and Accident	$52.2	$46.9	$1.4	$1.4	$53.6	$48.3
Unum Life of America	66.5	74.4	(8.0)	(7.3)	58.5	67.1
Paul Revere Life	20.7	28.6	(1.5)	1.8	19.2	30.4
Colonial Life & Accident	39.2	35.4	(0.2)	1.3	39.0	36.7
Provident Life and Casualty	5.6	0.8	(0.1)	0.6	5.5	1.4
First Unum Life	11.8	(3.9)	(0.6)	1.6	11.2	(2.3)
Paul Revere Variable	0.6	0.6	(0.1)	—	0.5	0.6
Total, as reported	196.6	182.8	(9.1)	(0.6)	187.5	182.2
Intercompany Dividends	(5.7)	(4.9)	—	—	(5.7)	(4.9)
Total, as adjusted	$190.9	$177.9	$(9.1)	$(0.6)	$181.8	$177.3

Special Purpose Reinsurance Vehicles
Tailwind Reinsurance Company	$1.6	$1.6	$—	$—	$1.6	$1.6
Northwind Reinsurance Company	11.8	15.5	(0.1)	—	11.7	15.5
UnumProvident International Ltd.	(1.4)	(3.8)	(1.5)	0.1	(2.9)	(3.7)
Total	$12.0	$13.3	$(1.6)	$0.1	$10.4	$13.4

Note: Statutory results for our domestic insurers are reported in conformity with statutory accounting principles as prescribed by the National Association of Insurance Commissioners and adopted by the applicable state laws. For UnumProvident International Ltd., results are reported in conformity with accounting principles as prescribed by applicable Bermuda laws.

Amounts shown are preliminary estimates and may change prior to the regulatory filing of each subsidiary's financial information.

14. 1

Unum Life Insurance Company of America - Statutory Basis
Group Accident and Health Statutory Claim Reserves and Liabilities, Net of Ceded
On Claims Incurred Prior to January 1

	2012	2011	2010
Reserve Balance from Prior Year End	$6,755.9	$6,829.4	$6,880.9
Other Adjustments to Beginning Balance (see Schedule H)	(3.6)	(3.9)	(4.5)
Reserve Balance January 1 (a)	6,752.3	6,825.5	6,876.4
Paid on Prior Year Claims	(391.2)	(390.5)	(374.3)
Interest Earned on Reserves	104.5	110.7	113.0
Incurred on Prior Year Claims	(109.9)	(122.3)	(113.1)
Reserve Balance March 31	$6,355.7	$6,423.4	$6,502.0

Reserve Balance March 31	$6,355.7	$6,423.4	$6,502.0
Paid on Prior Year Claims	(335.8)	(339.9)	(324.2)
Interest Earned on Reserves	96.6	104.0	108.2
Incurred on Prior Year Claims	(130.3)	(107.5)	(117.5)
Reserve Balance June 30	$5,986.2	$6,080.0	$6,168.5

Reserve Balance June 30	$5,986.2	$6,080.0	$6,168.5
Paid on Prior Year Claims	(315.1)	(316.4)	(304.0)
Interest Earned on Reserves	89.5	98.9	103.1
Incurred on Prior Year Claims	(77.6)	(49.4)	(75.1)
Reserve Balance September 30	$5,683.0	$5,813.1	$5,892.5

Reserve Balance September 30	$5,683.0	$5,813.1	$5,892.5
Paid on Prior Year Claims	(273.2)	(291.7)	(282.9)
Interest Earned on Reserves	85.3	92.5	99.0
Incurred on Prior Year Claims	(93.5)	(111.4)	(76.9)
Reserve Balance December 31 on Prior Year Claims	5,401.6	5,502.5	5,631.7
Reserve Balance December 31 on Current Year Claims	1,280.8	1,253.4	1,197.7
Reserve Balance December 31 on Total Claims Incurred (b)	$6,682.4	$6,755.9	$6,829.4

(a) balances to Schedule H Part 3 Line 3.2 Column 2
(b) balances to Schedule H Part 2 Line C.1 Column 2

Amounts shown are preliminary estimates and may change prior to the regulatory filing of each subsidiary's financial information.

14. 2

Reconciliation to Unum Life Insurance Company of America - Statutory Basis
Schedule H Part 3 for Group Accident and Health

	2012	2011	2010
Paid on Prior Year Existing Claims - Full Year	$1,315.3	$1,338.5	$1,285.4
(balances to Schedule H Part 3 Line 1.1 Column 2)

Incurred on Prior Year Claims - Full Year	$(411.3)	$(390.6)	$(382.6)
Interest Earned on Reserves - Full Year	375.9	406.1	423.3
Incurred on Prior Year Claims - Full Year, Excluding Interest Earned	$(35.4)	$15.5	$40.7
(balances to Schedule H Part 3 Line 3.3 Column 2)

Note: Group A&H for Unum Life Insurance Company of America includes group long- and short-term disability, group accidental death & dismemberment, and group voluntary disability, cancer, and critical illness products reported in our Unum US segment as well as the reinsurance pools reported in our Closed Block segment.

Amounts shown are preliminary estimates and may change prior to the regulatory filing of each subsidiary's financial information.

14. 3

Notes to Statistical Supplement

Non-GAAP Financial Measures
We analyze our Company's performance using non-GAAP financial measures which exclude certain items and the related tax thereon from net income. We believe operating income or loss excluding realized investment gains or losses and non-operating retirement-related gains or losses, both of which are recurring, is a better performance measure and a better indicator of the profitability and underlying trends in our business. Both realized investment gains or losses and non-operating retirement-related gains or losses depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. The exclusion of these items from our performance does not replace net income or net loss as a measure of our overall profitability. We also believe book value per common share excluding the components of Accumulated Other Comprehensive Income, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

2012 Significant Transactions and Events

Accounting Standards Codification (ASC) 944 "Financial Services - Insurance”

In October 2010, the Financial Accounting Standards Board (FASB) issued an update to address the diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify as deferred acquisition costs.  The amendments in the update require that only incremental direct costs associated with the successful acquisition of a new or renewal insurance contract can be capitalized. All other costs are to be expensed as incurred. We adopted this update effective January 1, 2012 and applied the amendments retrospectively, adjusting all prior periods.

Financing

In August 2012, we issued $250.0 million of unsecured senior notes in a public offering. These notes, due in 2042, bear interest at a fixed rate of 5.75% and are payable semi-annually. The notes are callable at or above par and rank equally in right of payment with all of our other unsecured and unsubordinated debt. We also made principal payments of $60.0 million and $10.0 million on our senior secured non-recourse floating rate notes issued by Northwind Holdings, LLC (Northwind) and Tailwind Holdings, LLC (Tailwind), respectively, during the year ended December 31, 2012. At December 31, 2012, short-term debt consisted of $455.8 million of securities lending transactions.

Share Repurchase Program

In July 2012, our board of directors authorized a $750.0 million share repurchase program with an expiration date of January 2014. This program superseded and replaced the February 2011 $1.0 billion share repurchase program. During 2012, we repurchased 23.6 million shares on the open market at a cost of $500.6 million, including commissions of $0.6 million. The dollar value of shares remaining under the $750.0 million repurchase program was approximately $550.0 million at December 31, 2012.

2011 Significant Transactions and Events

Long-term Care Strategic Review

Following a comprehensive and strategic review of our long-term care business, in February 2012 we announced that we would discontinue selling group long-term care. We discontinued selling individual long-term care during 2009. Because both group and individual long-term care are considered closed blocks of business, effective December 31, 2011, we reclassified our long-term care products from the Unum US segment to the Closed Block segment.  We also reclassified our other insurance products not actively marketed, including individual life and corporate-owned life insurance, reinsurance pools and management operations, group pension, health insurance, and individual annuities, which were previously reported in the Corporate and Other segment to the Closed Block segment. The inclusion of all closed blocks of

(continued on next page)	15

business into one operating segment aligns with our reporting and monitoring of our closed blocks of business within a discrete segment and is consistent with our separation of these blocks of business from the lines of business which actively market new products.  Prior period segment results have been restated to reflect these changes in our reporting classifications.

As part of the strategic review, and as is typical in the fourth quarter of each year, we analyzed our reserve assumptions for long-term care in conjunction with our annual loss recognition testing. We generally perform loss recognition tests on our deferred acquisition costs and policy reserves in the fourth quarter of each year, but more frequently if appropriate, using best estimate assumptions as of the date of the test. Included in the analysis was a review of our reserve discount rate assumptions and mortality and morbidity assumptions. Our analysis of reserve discount rate assumptions considered the significant decline in long-term interest rates which occurred late in the third quarter of 2011 due to the European Union debt crisis and the Federal Reserve Board's actions, including the announcement of "Operation Twist." We also considered an updated industry study for long-term care experience which was made available mid-year 2011 from the Society of Actuaries. Our analysis of this study, which was completed during the fourth quarter of 2011, showed that lower termination rates than we had previously assumed were beginning to emerge in industry and in our own company experience. Based on our analysis, as of December 31, 2011 we lowered the discount rate assumption to reflect the low interest rate environment and our expectation of future investment portfolio yield rates. We also changed our mortality assumptions to reflect emerging experience due to an increase in life expectancies which increases the ultimate number of people who will utilize long-term care benefits and also lengthens the amount of time a claimant receives long-term care benefits. We changed our morbidity assumptions to reflect emerging industry experience as well as our own company experience. While our morbidity experience is still emerging and is not fully credible, we modified our assumptions to align more closely with the recently published industry study. Using our revised best estimate assumptions, as of December 31, 2011 we determined that deferred acquisition costs of $196.0 million, as adjusted for the January 1, 2012 retrospective adoption of the accounting standards update related to deferred acquisition costs, were not recoverable and that our policy and claim reserves should be increased by $573.6 million to reflect our current estimate of future benefit obligations. These charges decreased our 2011 net income by $500.3 million. The increase in reserves represented a 10.5 percent increase in long-term care policy and claim reserves as of December 31, 2011, which equaled $5.4 billion subsequent to the charge.

Claim Reserve Increase for Individual Disability Closed Block Business

Claim reserves supporting our individual disability closed block of business are calculated using assumptions based on actual experience believed to be currently appropriate. Claim reserves are subject to revision as current claim experience emerges and alters our view of future expectations. Claim resolution rates, which measure the resolution of claims from recovery, deaths, settlements, and benefit expirations, are very sensitive to operational and environmental changes and can be volatile. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the life of the block of business. We are now able, with a higher degree of confidence, to assess our own experience for older ages in our long duration lifetime claim block as our data has become credible. There is very little industry experience for lifetime disability benefits, as our insurance companies were the primary disability companies in the insurance industry at the time lifetime disability benefits were offered. These benefits were offered during the 1980s and 1990s, recent enough such that claimants are just reaching the older ages and providing us with data to build our claim experience base. Emerging experience indicates a longer life expectancy for our older age, longer duration disabled claimants, which lengthens the time a claimant receives disability benefits. As a result of this experience, as of December 31, 2011 we adjusted our mortality assumption within our claim resolution rate assumption and, as a result, increased our claim reserves for our individual disability closed block of business by $183.5 million and decreased net income by $119.3 million. The increase in reserves represented a 1.5 percent increase in individual disability policy and claim reserves as of December 31, 2011, which equaled $11.9 billion subsequent to the charge.

Share Repurchase Program

In February 2011, our board of directors authorized the repurchase of up to $1.0 billion of Unum Group's common stock, in addition to the amount remaining to be repurchased under the May 2010 $500.0 million authorization. The $1.0 billion share repurchase program had an expiration date of August 2012.

During February 2011, we repurchased 7.1 million shares, at a cost of $200.0 million, using an accelerated repurchase agreement with a financial counterparty. Under the terms of the repurchase agreement, we received a price adjustment based on the volume weighted average price of our common stock during the term of the agreement. The

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price adjustment resulted in the delivery to us of 0.6 million additional shares. In total, we repurchased 7.7 million shares of our common stock under this agreement, which completed the May 2010 $500.0 million repurchase authorization and initiated the $1.0 billion repurchase program.

In addition to these repurchases, during 2011, we repurchased an additional 17.7 million shares on the open market at a cost of $419.9 million for a total repurchase of 25.4 million shares. Pursuant to these repurchase programs, we retired 7.7 million shares during 2011. All other repurchased shares were classified as treasury stock and accounted for using the cost method.

Income Tax

Our income tax for 2011 includes a reduction in federal income taxes of $41.3 million due to a final settlement with the IRS with respect to our appeal of audit adjustments for the tax years 1996 to 2004. Our income tax for 2011 was unfavorably impacted by an $18.6 million tax charge related to the repatriation of £150.0 million of dividends from our U.K. subsidiaries.
Financing

During 2011, the remaining $225.1 million of our 7.625% senior notes due March 2011 matured. We also made principal payments of $74.4 million and $10.0 million on our senior secured non-recourse floating rate notes issued by Northwind and Tailwind, respectively, during 2011. At December 31, 2011, short-term debt consisted of $312.3 million of securities lending agreements.

2010 Significant Transactions and Events

Share Repurchase Program

In May 2010, our board of directors authorized the repurchase of up to $500.0 million of Unum Group's common stock. During 2010, we repurchased 16.4 million shares, at a cost of $356.0 million under this share repurchase program.

Financing

In 2010, we issued $400.0 million of unsecured senior notes in a public offering.  These notes, due in 2020, bear interest at a fixed rate of 5.625% and are payable semi-annually.

During 2010, we made principal payments of $58.3 million and $10.0 million on our senior secured non-recourse floating rate notes issued by Northwind and Tailwind, respectively. We also purchased and retired $10.0 million of our 7.08% medium-term notes due 2024.

Tax Law Change

In March 2010, the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 were signed into law.  Among other things, the new legislation reduced the tax benefits available to an employer that receives a postretirement prescription drug coverage subsidy from the federal government under the Medicare Prescription Drug, Improvement and Modernization Act of 2003.  Under the new legislation, to the extent our future postretirement prescription drug coverage expenses are reimbursed under the subsidy program, the expenses covered by the subsidy will no longer be tax deductible after 2012.  Employers that receive the subsidy must recognize the deferred tax effects relating to the future postretirement prescription drug coverage in the period the legislation was enacted.  Our income tax expense for 2010 included a non-cash tax charge of $10.2 million to reflect the impact of the tax law change.

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